UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14th, 2026

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGS	OTC Expert Market*

* On October 17, 2024, the Nasdaq Stock Market (“Nasdaq”) notified Orgenesis Inc. (the “Company”) that it planned to file a notification of removal from listing (Form 25) with the Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock from Nasdaq upon the completion of all applicable procedures. Nasdaq filed the Form 25 on May 8, 2025. The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), occurred 90 days following the filing of the Form 25. Upon deregistration of the Company’s common stock under Section 12(b) of the Exchange Act, the Company’s common stock remained registered under Section 12(g) of the Exchange Act. The Company’s common stock began trading on the OTCQX operated by the OTC Markets Group, Inc. (“OTC Markets”) beginning on October 21, 2024. On June 3, 2025, OTC Markets moved the Company’s common stock from OTCQX to the Pink Limited tier. On July 29, 2025, OTC Markets moved the Company’s common stock from Pink Limited to the OTC Expert Market tier.

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on September 16, 2025, Orgenesis Inc. (the “Company”) entered into that certain Convertible Loan Agreement, dated September 10, 2025, by and among Theracell Laboratories IKE, the Company and Alpha Prosperity Fund SPC, acting on behalf of and for the account of Segregated Portfolio P (the “Lender”) with respect to a $1,000,000 convertible loan, a $10,000,000 credit facility and the issuance of warrants related thereto (the “Convertible Loan Agreement”). Pursuant to the Convertible Loan Agreement, the Company is required to issue to Lender a warrant to purchase 15% of the fully diluted share capital of either the Company or Theracell, at the Lender’s discretion, for an aggregate exercise price of $250,000 and exercisable for three years from issuance with respect to each cumulative drawdown of $1,000,000 under the loan and credit facility referenced above. With respect to the first $1,000,000 drawdown, on January 9th, 2026, the Company issued to Lender a warrant (the “Alpha Warrant”) exercisable for 3,289,490 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), with a three year expiration and an aggregate exercise price equal to $250,000.

The foregoing summary of the form of Alpha Warrant described herein does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such document attached as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The Alpha Warrant and the shares of Common Stock issuable upon exercise of such Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and shall be exempt from registration under Section 4(a)(2) of the Securities Act as a transaction not involving a public offering. The information contained in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Alpha Warrant, dated as of January 9th, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: January 26th, 2026	By:	/s/ Vered Caplan
Vered Caplan
Chief Executive Officer